SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2003


                          GENERAL MARITIME CORPORATION
           (Exact name of each Registrant as specified in its Charter)



Republic of the Marshall Islands          001-16531                06-159-7083
  (State or other jurisdiction     (Commission File Number)       (IRS employer
     of incorporation or                                         identification
        organization)                                                   no.)

    35 West 56th Street                                               10019
    New York, New York                                             (Zip Code)
  (Address of principal
    executive offices)


      (Registrant's telephone number, including area code): (212) 763-5600

Item 9.  Regulation FD Disclosure

     The information in this Current Report is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to Regulation G under the Securities Act of 1933.

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On July 23, 2003, General Maritime Corporation (the "Company") issued a press release including its results of operations for the quarter and period ended June 30, 2003. A copy of the earnings release is attached hereto as
Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 25, 2003

                                               GENERAL MARITIME CORPORATION


                                               By:   /s/ WILLIAM VIQUEIRA
                                                  --------------------------
                                                  William Viqueira
                                                  Chief Financial Officer



00656.0014 #419376